AMENDMENT NO. 1

                                     TO

                   AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 1 dated as of June  13, 1996 to the Amended and Restated

Credit  Facility  Agreement dated  as of  September  27, 1995  (the "Credit

Agreement"), among  ENSCO OFFSHORE  COMPANY,  a corporation  organized  and existing under  the laws  of  the State  of Delaware,  ENSCO OFFSHORE  U.K.

LIMITED, a corporation  organized and  existing under the  laws of  England

(collectively, the "Original Borrowers"), CHRISTIANIA  BANK OG KREDITKASSE,

New York Branch, a Norwegian bank and DEN NORSKE BANK ASA, New York branch,

a  Norwegian bank, (the "Banks"), CHRISTIANIA BANK OG KREDITKASSE, New York

Branch,  a Norwegian  bank and  DEN  NORSKE BANK  ASA, New  York Branch,  a

Norwegian bank, as Agents for the Banks (the "Agents") and CHRISTIANIA BANK

OG KREDITKASSE, New York  Branch, a Norwegian bank as  Administrative Agent

(the "Administrative Agent").

                            W I T N E S S E T H:

     WHEREAS, pursuant to Assignment and Acceptance Agreements dated  April

10, 1996 Banque Indosuez and MeesPierson N.V. became Banks under the Credit

Agreement; and

     WHEREAS, ENSCO has  acquired by merger Dual Holding  Company (formerly known as Dual  Drilling Company; "Dual Holding  Company"), its subsidiaries and  affiliates and has caused four of  the drilling rigs formerly owned by

Dual Drilling Company subsidiaries to be transferred to a newly established

Delaware company named ENSCO  Offshore Company II ("ENSCO Offshore  II"), a wholly-owned subsidiary of Dual Holding Company; and

     WHEREAS, the Banks and the Original Borrowers wish to add Dual Holding

Company  as a  Borrower, add  a  new revolving  loan and  letter of  credit facility  to the  Credit Agreement  and make  other changes  to the  Credit

Agreement;


     NOW  THEREFORE, in consideration of  the above recitals  and for other good  and valuable consideration, the  receipt and sufficiency  of which is hereby acknowledged, the  parties agree  to amend the  Credit Agreement  as follows:

     1.   Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a)  The definition of "Advance" is hereby amended to read as follows:

     "Advance" means a loan by the Banks to the Borrowers under Facility A, Facility B or Facility C.

     (b)  The definition  of "Assignments"  is  hereby amended  to read  as follows:

     "Assignments" means the Assignment of Insurances on the Rigs, the Assignment of Drilling Contract Revenues and Earnings on the Rigs both dated December 17, 1993 and the ENSCO Offshore II Assignments

     (c)  The definition  of "Commitments"  is  hereby amended  to read  as follows:

     "Commitments" means a maximum of USD 150,000,000 and "Commitment" means such Bank's portion of the Commitments as indicated on
     Schedule 1 to Amendment No. 1 as both may be reduced from time to time pursuant to the terms of this Agreement.

     (d)  The  definition of "Credit Facility" is hereby amended to read as follows:

     "Credit Facility" means the aggregate amount of Advances made and outstanding and Letters of Credit issued hereunder and outstanding and the aggregate amount of the unused but still available portion of the Commitments.

     (e)  The  definition  of "Facility  A" is  hereby  amended to  read as follows:

     "Facility  A" means the reducing  revolving loan and  letter of credit facility described in Section 2 of this Agreement.

     (f)  The definition of "Facility A  Commitments" is hereby amended  to read as follows:

     "Facility A Commitments" means USD 50,000,000, subject to Section 4.6 below, and "Facility A Commitment" means each Bank's portion of the Facility A Commitments as indicated on Schedule 1 to Amendment No. 1.


     (g)  The definition of "Notes" is hereby amended to read as follows:

     "Notes" means the Facility A Note, the Facility B Note and the Facility C Note."

     (h)  The definition of "Loan  Documents" is hereby amended to  read as follows:

     "Loan  Documents"  means  this  Agreement,   the  Mortgages,  the
     Assignments, the Pledge, the ENSCO Guaranty, the Notes, the Trust Indenture and the New Loan Documents.

     (i)  The definition of "Mortgages" is amended to read as follows:

     "Mortgages" means the U.S. First Preferred Fleet Mortgage (the "U.S. Mortgage") on the U.S. flag Rigs, the Bahamian Statutory Mortgages and Deed of Covenants dated December 17, 1993 (the "Bahamian Deed of Covenants") on the Bahamian flag Rigs, as amended by the Mortgage Amendments, and the Liberian First Preferred Fleet Mortgage (the "Liberian Mortgage") on the ENSCO Offshore II Rigs, all in form and substance satisfactory to the Banks.

     (j)  The definition of "Rigs" is hereby amended to read as follows:

     "Rigs" means the fifteen (15) U.S. flag drilling rigs, the three (3) Bahamian flag drilling rigs and the four (4) Liberian flag drilling rigs listed on Schedule 2 attached to Amendment No. 1.

     (k)  The definition  of "Subsidiaries"  is hereby amended  to read  as follows:

     "Subsidiaries" means ENSCO Platform Company, a Delaware corporation, ENSCO Platform AS, a Norwegian corporation, ENSCO Oceanics Company II, a Delaware corporation, ENSCO Maritime Limited, a Bermuda corporation, ENSCO Arabia Limited, a Saudi Arabian corporation, ENSCO Asia Company, a Delaware Corporation, P.T. ENSCO Perkasa, an Indonesian corporation, ENSCO Malaysia Company, a Delaware corporation, Sime Dual Drilling SDN. BND, a Malaysian corporation, Sime Dual Drilling Ltd., a Bermuda corporation and any additional companies formed pursuant to Section
     12.10 below.

     (l) The definition of "Unencumbered Rigs" is hereby amended to read as follows:

     "Unencumbered Rigs" means the three (3) U.S. flag drilling rigs, the three (3) Bahamian flag drilling rigs, the five (5) Liberian flag drilling rigs and the nine (9) platform drilling rigs listed an
     Schedule 3 attached to Amendment No. 1.

     (m)  The following new definitions are hereby added to

Section 1.1 of the Credit Agreement:

     "Account Party" shall mean for Letters of Credit issued under Facility
     A, ENSCO  Offshore and ENSCO U.K. and shall mean for Letters of Credit


     issued under Facility C, Dual Holding Company.

     "Availability Period" means the period commencing on the Closing Date and ending on the Maturity Date.

     "Borrowers" means the Original Borrowers and Dual Holding Company and any of their permitted successors or assigns.

     "Closing Date" means the date on which the conditions precedent contained in Section 18 of Amendment No. 1 are fulfilled and the modifications to the Credit Agreement contemplated by Amendment No. 1 become effective.

     "Endorsements No. 1" means the Endorsements No. 1 to the Notes, substantially in the form of Exhibits A-1 and A-2 attached to Amendment No. 1.

     "ENSCO Offshore II Assignments" means the Assignment of Insurances on the ENSCO Offshore II Rigs and the Assignment of Drilling Contract Revenues and Earnings on the ENSCO Offshore II Rigs, both in form and substance satisfactory to the Banks.

     "ENSCO Offshore II Guaranty"  means the guaranty by ENSCO  Offshore II
     of  the  obligations  of  Dual  Holding  Company   under  Facility  C,
     substantially in the form of Exhibit E attached to Amendment No. 1.

     "ENSCO Offshore II Rigs" means the four (4) Liberian flag drilling rigs owned by ENSCO Offshore II and described on Schedule 2 to Amendment No. 1.

     "Facility C" means the reducing revolving loan and letter of credit facility described in Section 3A of this Agreement.

     "Facility C Commitments" means USD 50,000,000, subject to Section 4.6 below, and "Facility C Commitment" means each Bank's portion of the Facility C Commitments as indicated on Schedule 1 to Amendment No. 1.

     "Facility C Note" means the promissory note of Dual Holding Company substantially in the form of Exhibit B to Amendment No. 1 evidencing Dual Holding Company's obligations under Facility C of this Agreement, and all renewals, extensions, rearrangements and replacements thereof.

     "Guaranty Payment" means any amount paid out by the Administrative Agent on behalf of the Banks as a result of any drawing under any Letter of Credit.

     "Letters of Credit" means the stand-by letters of credit, performance guaranties or bid bonds issued by the Administrative Agent under Facility A or Facility C of this Agreement, in the forms agreed to by the Administrative Agent pursuant to Section 4.7(b) of this Agreement.

     "Liberian Mortgage" means the Liberian First Preferred Fleet Mortgage on the ENSCO Offshore II Rigs in favor of the Trustee, in form and substance satisfactory to the Banks.

     "New Loan  Documents"  means  Amendment  No.  1,  Endorsements  No. 1,
     Amendment  No.  1  to  the  ENSCO  Guaranty,  the  ENSCO  Offshore  II


     Assignments, the ENSCO Offshore II Guaranty, the Facility C Note, the Trust Indenture Amendment, the U.S. Mortgage Amendment and the Liberian Mortgage.

     "Request for Letter of Credit" means a Request for Letter of Credit given by ENSCO Offshore II pursuant to Section 4.5 of this Agreement, substantially in the form of Exhibit C to Amendment No. 1.

     "Trust Indenture Amendment" means Supplement No. 1 to the Trust Indenture, in form and substance satisfactory to the Banks and the Trustee.

     "U. S. Mortgage Amendment" means Amendment No. 3 to the U.S. Mortgage, in form and substance satisfactory to the Banks.


     2.  Facility A.   Section 2. of the Credit Agreement is hereby amended

to read as follows:

     "Section 2.  Facility A

     2.1. Reducing Revolving Credit.

          (a) Upon the terms and subject to the conditions herein set forth, each Bank agrees, from time to time prior to the Maturity Date, to make its share of an Advance or Advances to ENSCO Offshore and ENSCO U.K. in the aggregate amount not to exceed at any time USD 50,000,000 subject to Section 4.6. below.

          (b) Within the USD 50,000,000 limit referred to above and subject to the reduction requirements of Sections 6.2(a), 6.2(b) and 6.4(d) below and the transfer provisions of
               Section 4.6 below, ENSCO Offshore and ENSCO U.K. may borrow and prepay such Advances pursuant to Section 6.3 below and reborrow under Section 2.1(a) above.

          (c) All Advances under Facility A shall be in a minimum amount of USD 5,000,000 or if greater, in integral multiples of USD 1,000,000 or, in any event, the remaining availability under Facility A.

     2.2. Letters of Credit. On the terms and subject to the conditions hereof, the Banks agree that during the Availability Period, the Administrative Agent will issue on behalf of the Banks Letters of Credit for the account of ENSCO Offshore or ENSCO U.K to act as performance guarantees and bid bonds or to secure such performance guarantees or bid bonds or for other purposes approved by the Agents in a total amount which when added to any Letters of Credit issued and outstanding under Facility C shall not exceed at any time USD 15,000,000. Within such USD 15,000,000 limit, ENSCO Offshore and ENSCO U.K. may, during the Availability Period, request new Letters of Credit to be issued by the Administrative Agent on behalf of the Banks as old Letters of Credit terminate or expire.


     2.3. Counter Indemnity. ENSCO Offshore and ENSCO U.K. jointly and severally agree to immediately reimburse the Administrative Agent for the account of the Banks for any Guaranty Payment. Upon receipt of such reimbursement by the Administrative Agent, ENSCO Offshore and ENSCO U.K. may request the issuance of new Letters of Credit pursuant to the terms, and within the limits of Sections 2.2 and 4.7 of this Agreement.

     2.4. Sublimit.   Except  as permitted  by the  transfer provisions  of
          Section 4.6 below, the aggregate amount of Letters of Credit and Advances that may be outstanding under Facility A at any time may not be greater than USD 50,000,000.

     2.5. The Facility A Note. The obligations of ENSCO Offshore and ENSCO U.K. to pay the principal and interest on all Advances made under Facility A and to reimburse the Administrative Agent for any Guaranty Payment and interest thereon shall be evidenced by the Facility A Note.

     3.   Facility C.  There is hereby  added to the Credit Agreement a new
Section 3A as follows:

     "Section 3A.  Facility C.

               3A.1 Revolving Credit. (a) Upon the terms and subject to the conditions herein set forth, each Bank agrees, from time to time prior to the Maturity Date, to make its share of an Advance or Advances to Dual Holding Company, the aggregate of such Advances not to exceed at any time USD 50,000,000, subject to
          Section 4.6 below.

               (b) Within the USD 50,000,000 limit referred to above and subject to the reduction requirements of Section 6.2(a) and (b) and Section 6.4(d) below, and the transfer provisions of Section
          4.6 below, Dual Holding Company may borrow and prepay such Advances pursuant to Section 6.3 below and reborrow under Section 3A.1(a).

               (c) All Advances under Facility C shall be in a minimum amount of USD 5,000,000 or if greater, in integral multiples of USD 1,000,000 or, in any event, the remaining availability under Facility C.

               3A.2 Letters of Credit. On the terms and subject to the conditions hereof, the Banks hereby agree that during the Availability Period the Administrative Agent will issue on behalf of the Banks Letters of Credit for the account of Dual Holding Company to act as performance guarantees and bid bonds or to secure such performance guarantees or bid bonds, or for other purposes approved by the Agents, in a total amount which when added  to  any Letters  of  Credit issued  and  outstanding under
          Facility A shall not exceed  at any time USD 15,000,000.   Within
          such USD 15,000,000 limit Dual Holding Company may, during the Availability Period, request new Letters of Credit to be issued


          by the Administrative Agent on behalf of the Banks as old Letters of Credit terminate or expire.

               3A.3 Counter  Indemnity.    Dual Holding  Company  agrees to
          immediately reimburse the Administrative Agent for the account of the Banks for any Guaranty Payment. Upon receipt of such reimbursement by the Administrative Agent, Dual Holding Company may request the issuance of new Letters of Credit pursuant to the terms, and within the limits, of Section 3A.2 above.

               3A.4 Sublimit. Except as permitted by the transfer provisions of Section 4.6 below, the aggregate amount of Letters of Credit and Advances that may be outstanding under Facility C at any time may not be greater than USD 50,000,000.

               3A.5 The Facility C Note. Dual Holding Company's obligations to pay the principal and the interest on all Advances made under Facility C and to reimburse the Administrative Agent for any Guaranty Payment and interest thereon shall be evidenced by the Facility C Note.

               3A.6  Guaranty of Facility C.

                    (a) ENSCO Offshore hereby guarantees the payment by Dual Holding Company of all amounts due by Dual Holding Company under Facility C of this Credit Agreement and the Facility C Note (the obligations of Dual Holding Company under Facility C of this Credit Agreement and the Facility C Note are hereinafter referred to as the "Facility C Obligations") and agrees in addition to pay any and all expenses incurred by the Agents or the Banks in enforcing any of their rights under this Section 3A.6.

                    (b) ENSCO Offshore hereby guarantees that the Facility C Obligations will be paid strictly in accordance with the terms of this Agreement and the Facility C Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents or the Banks with respect thereto. The liability of ENSCO Offshore under this Section 3A.6 shall be absolute, unconditional and irrevocable irrespective of:

                         (i) any lack of validity or enforceability of this Section 3A.6, any Facility C Advance, any Facility C Letter of Credit, the Facility C Note or any other agreement or instrument entered into between the Borrowers, the Banks, the Trustee or the Agents;

                         (ii) any change in  the time, manner  or place  of
                    payment of, or in any other term of, all or any of the Facility C Obligations, or any other amendment or waiver of or any consent to departure from Section 3A of this Agreement or the Facility C Note;

                         (iii)  any  circumstances  which  might  otherwise


                    constitute a defense available to, or a discharge of, Dual Holding Company in respect of the Facility C Obligations or ENSCO Offshore in respect of this
                    Section 3A.6.

                    (c) the guaranty contained in this Section 3A.6 is a guaranty of payment and not of collection and the Agents shall not be required to make any demand upon, or exhaust their remedies against, Dual Holding Company before requiring ENSCO Offshore to pay under this guaranty.

                    (d) The guaranty contained in this Section 3A.6 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Facility C Obligations is rescinded or must otherwise be returned by the Agents or the Banks upon the insolvency, bankruptcy or reorganization of Dual Holding Company or otherwise, all as though such payment had not been made.

                    (e) ENSCO Offshore hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Facility C Obligations and the guaranty contained in this Section 3A.6 and any requirement that the Trustee, the Agents or the Banks exhaust any right or take any action against Dual Holding Company or any other person or entity or any collateral.

                    (f)  ENSCO Offshore will not exercise any rights  which
               it may acquire by way of subrogation under the guaranty contained in this Section 3A.6, by any payment made hereunder or otherwise, until the Facility C Obligations shall have been paid in full. If any amount shall be paid to ENSCO Offshore on account of such subrogation rights at any time when all the Facility C Obligations shall not have been paid in full, such amount, or such portion as is necessary to fully satisfy the Facility C Obligations, shall be forthwith paid to the Administrative Agent to be credited and applied against the Facility C Obligations. If (i) ENSCO Offshore shall make payment to the Administrative Agent of all or any part of the Facility C Obligations and
               (ii) all the Facility C Obligations shall be paid in full, the Administrative Agent will, at ENSCO Offshore's request, execute and deliver to ENSCO Offshore appropriate documents, without recourse and without representation or warranty, transferring to ENSCO Offshore or necessary to evidence the transfer by subrogation to ENSCO Offshore of any interest in the Facility C Obligations resulting from such payment by ENSCO Offshore."

     4.   Manner  of  Drawdown or  Manner of  Issuance.   Section 4  of the

Credit  Agreement  is hereby  amended  by adding  the  following additional subsections:


          "4.5 Manner of Issuance of Letter of Credit

               (a) The Account Party requesting a Letter of Credit shall give the Administrative Agent a Request for Letter of Credit not later than 12:00 noon, New York time, seven (7) Business Days (three (3) Business Days if the form of the Letter of Credit has been approved in advance by the Administrative Agent) before it wishes to have a Letter of Credit issued. The Request for Letter of Credit shall after three (3) Business Days (one (1) Business Day if the form of the Letter of Credit has been approved in advance by the Administrative Agent) be irrevocable. The Administrative Agent shall promptly notify each Bank of each Request for Letter of Credit.

               (b) Subject to Section 4.5(a) above, if the issuance of a Letter of Credit requested in a Request for Letter of Credit fails to take place or is delayed because any of the conditions specified in Section 8.2 hereof are not satisfied, the Account Party requesting such Letter of Credit shall indemnify the Administrative Agent and the Banks against any loss or reasonable expenses incurred as a result of the giving of the Request for Letter of Credit. A certificate of the Administrative Agent as to the amount of any such loss or expenses incurred by the Banks or the Administrative Agent shall (save for manifest error) be conclusive and binding on such Account Party for all purposes.

               (c) The Administrative Agent shall, on the date of each issuance of a Letter of Credit by it, give each Bank and the Borrowers written notice of the issuance of such Letter of Credit, together with a copy of such Letter of Credit.

     4.6  Transfer of Unused Portion of Commitments

               (a) After the first Advance the Borrowers may request the Banks to transfer up to USD 15,000,000 but no less than USD
          500,000, of the Commitments under Facility A or Facility C not used by the Borrowers to the other Facility.

               (b) The Facility from which the amount is being transferred shall be reduced by the amount being transferred and the Facility to which the amount is being transferred shall be increased by the amount being transferred without the requirement of amending this Agreement, however endorsements to the Facility A and Facility C Notes shall be made evidencing such transfers.

               (c)  The  Borrowers  may  request   a  transfer  of   unused
          Commitments under this Section 4.6 up to six times during the term of this Agreement.

     4.7  Provisions of Letters of Credit

               (a)  Term.   Letters of Credit shall have terms of no longer
          than thirty (30) months from their date of issuance; provided, however, that no Letter of Credit may have an expiration date later than the Maturity Date unless expressly agreed to in


          writing by the Administrative Agent.

               (b)  Form.   Letters  of Credit  shall be  in such  forms as
          shall be acceptable to the Administrative Agent.

               (c)  Recalculation.    Whenever  the   Administrative  Agent
          issues a Letter of Credit in a currency other than Dollars, the outstanding amount of such Letter of Credit at such time shall be calculated on the basis of the Dollar equivalent of the face amount of such Letter of Credit. Any Dollar equivalent established according to the preceding sentence shall remain in effect until such date during the term of the Letter of Credit as the calculation of the Dollar equivalent determined as above, if made on such date, would yield a Dollar equivalent which varies by greater than 10.0% from the Dollar equivalent then in effect, at which time the outstanding amount of the remaining Facility A or Facility C Commitments, respectively, shall be adjusted to reflect the current Dollar equivalent of the face amount of such Letter of Credit. Subsequent adjustments shall then be made on any date on which the current calculation of the Dollar equivalent would yield a result which varies by greater than 10.0% from the Dollar equivalent then in effect.

               (d) Drawings Under Letters of Credit. The Administrative Agent shall not concern itself with the regularity or propriety of any demand made under any Letter of Credit beyond the face thereof, provided that such demand strictly complies with the terms of such Letter of Credit and (subject to such proviso) it shall not be a defense to a claim of the Administrative Agent under Section 2.3 or Section 3A.3 above that the Administrative Agent could have resisted the payment in respect of which such claim is made.

               (e) Obligations Absolute. The obligation of the Account Party for such Letter of Credit to reimburse the Administrative Agent on behalf of the Banks with respect to any Guaranty Payment (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Account Parties may have or have had against the Administrative Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit (other than the failure of the Administrative Agent to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit) or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Account Party for such Letter of Credit shall not be obligated to reimburse the Administrative Agent for any wrongful payment made by the Administrative Agent under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Administrative Agent.


               (f)  Security.   The obligations of any  Account Party under
          Section 2.3 and Section 3A.3 above shall be in addition to and not in substitution for any security now or hereafter held by the Trustee in respect of the Account Parties' obligations under this Agreement.

               (g) Certificates. A certificate, together with evidence of payment submitted by the Administrative Agent to any Account Party as to the amount of any Guaranty Payment made by the Administrative Agent shall (save for manifest error) be conclusive and binding on such Account Party for all purposes.

               (h)  Letter of Credit Participations.

                    (i) Immediately upon the issuance by the Administrative Agent of any Letter of Credit, the Administrative Agent shall be deemed to have sold and transferred to each other Bank, and each such Bank (each a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation, in proportion to its Facility A or Facility C Commitment, respectively, in such Letter of Credit, each substitute Letter of Credit, each drawing made thereunder and the obligations of the Account Party for such Letter of Credit under this Agreement with respect thereto (although the Letter of Credit fee provided for in Section 20(b) of Amendment No. 1 shall be payable directly to the Administrative Agent for the account of the Banks and the Participants shall have no right to receive any portion of any facing fee paid to the Administrative Agent pursuant to Section 20(c) of Amendment No. 1) and any security therefor or guaranty pertaining thereto.

                    (ii) In determining whether to pay under any Letter  of
               Credit,  the   Administrative  Agent  shall  not   have  any
               obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Administrative Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Administrative Agent any resulting liability to the Participants.

                    (iii) In the event that the Administrative Agent  makes
               any  Guaranty Payment and the  Account Party for such Letter of Credit shall not  have reimbursed such amount in  full to
               the  Administrative  Agent   pursuant  to  Section   2.3  or
               Section 3A.3  above, the Administrative Agent shall promptly
               notify   each  Participant   of  such   failure,   and  each
               Participant  shall promptly and  unconditionally pay  to the
               Administrative  Agent  its   proportionate  share  of   such


               unreimbursed Guaranty Payment in Dollars and in same day funds: provided, however, that no Participant shall be obligated to pay to the Administrative Agent its proportionate share of such unreimbursed Guaranty Payment for any wrongful payment made by the Administrative Agent under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Administrative Agent. If the Administrative Agent so notifies any Participant required to fund an unreimbursed Guaranty Payment prior to 12:00 Noon (New York time) on any Business Day, such Participant shall make available to the Administrative Agent its proportionate share of the amount of such unreimbursed Guaranty Payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its proportionate share of the amount of such unreimbursed Guaranty Payment available to the Administrative Agent, such Participant agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the overnight rate for interbank transfers of Federal Funds. The failure of any Participant to make available to the Administrative Agent its proportionate share of any unreimbursed Guaranty Payment shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent its proportionate share of any unreimbursed Guaranty Payment on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent such other Participant's proportionate share of any such payment.

                    (iv) Whenever  the  Administrative  Agent   receives  a
               payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to
               Section 4.7(h)(iii) above, the Administrative Agent shall pay to each Participant which has paid its proportionate share of any Guaranty Payment, in Dollars and in same day funds, an amount equal to such Participant's proportionate share of any Guaranty Payment and interest thereon, accruing at the overnight rate for interbank transfers of Federal Funds until the date such Participant receives such payment.

                    (v) The obligations of the Participants to make payments to the Administrative Agent with respect to any Guaranty Payment shall be irrevocable and not subject to
               counterclaim,  set-off   or  other  defense  or   any  other
               qualification or exception whatsoever (provided that no Participant shall be required to make payments resulting from the Administrative Agent's gross negligence or willful misconduct) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:


                         (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                         (B) the existence of any claim, set-off, defense or other right which the Account Party, any Borrower, the Guarantors or ENSCO Offshore II may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person from whom any such transferee may be acting), the Administrative Agent, any Bank or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Account Party, any Borrower, the Guarantors or ENSCO Offshore II and the beneficiary named in any such Letter of Credit);

                         (C) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                         (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                         (E)  the occurrence of any Event of Default.

               (i)  Increased Costs.   If at any time after the date of the
          Agreement, the  adoption or effectiveness of  any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof or compliance by the Administrative Agent or any Bank with any request or directive (whether or not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable  any  reserve,  deposit, capital  adequacy  or similar
          requirement   against   Letters   of   Credit   issued   by   the
          Administrative  Agent or  such Bank's  participation therein,  or
          (ii) shall impose on the Administrative Agent or any Bank any other conditions affecting this Agreement, any Letter of Credit or such Bank's participation therein, and the result of any of the foregoing is to increase the cost to the Administrative Agent or such Bank of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by the Administrative Agent or such Bank hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or change in the rate or basis of taxes or similar charges), then, upon demand to the Account Party of such Letter of Credit by the Administrative Agent on behalf of such affected Bank, such Account Party shall pay to the Administrative Agent on behalf of such affected Bank such additional amount or amounts as will


          compensate the Administrative Agent or such affected Bank, for such increased cost or reduction. A certificate, together with all supporting documentation concerning such loss, rule or regulation or any change therein or any interpretation thereof forming the basis for such increased cost of reduction, submitted to the Account Party of such Letter of Credit by the Administrative Agent on behalf of such affected Bank, as the case may be, setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Administrative Agent or such affected Bank as aforesaid shall be conclusive and binding on the Account Party of such Letter of Credit absent manifest error.

               (j)  Indemnities.    The Account Parties, severally  and not
          jointly, hereby agree to reimburse and indemnify the Administrative Agent for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit at the request of such Account Parties; provided that the Account Parties shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. To the extent the Administrative Agent is not indemnified by the Account Parties, the Participants will reimburse and indemnify the Administrative Agent in proportion to their respective Facility A or Facility C Commitments, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; provided that no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

               (k) Interest on Guaranty Payments.

                    (i) Rate of Interest. (i) The Account Parties, severally and not jointly, agree to pay interest in respect of any Guaranty Payment at a rate per annum which is 2% higher than the Administrative Agent's prime rate announced from time to time in New York, N.Y. plus the Margin; (ii) interest on any Guaranty Payment shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

                    (ii) Payment of Interest.   Interest shall  be paid  by
               the Account Parties in respect of  any Guaranty Payment from


               the date of such Guaranty Payment up to and including the date such amount is paid by the Account Party of such Letter of Credit."


     5.   Commitment Reduction  and  Loan Repayment.   Section  6.2 of  the

Credit Agreement is hereby amended to read as follows:

     "6.2 Commitment Reduction and Loan Repayment. All amounts outstanding under this Agreement shall be repaid by the Borrowers as follows:

               (a) Following the effectiveness of Amendment No. 1, the Commitments shall be permanently reduced by eleven (11) consecutive semi-annual reductions on each Commitment Reduction Date. The first ten (10) reductions shall be in the amount of USD 7,000,000 each and the eleventh and final reduction shall be in the amount of USD 80,000,000. The Borrowers may designate to the Administrative Agent that such reduction shall be applied to any or all of the Facilities; provided, however, that if no such designation is made by the Borrowers, such reductions shall be applied pro rata to the Facility A, Facility B and Facility C Commitments. Such reductions in the Commitments shall be irrespective of whether any amounts are outstanding under any Facility and irrespective of whether any repayment is due by the Borrowers under Section 6.2(b) below.

               (b) If the amount outstanding under any Facility on any Commitment Reduction Date is greater than the Banks' Facility A, Facility B, or Facility C Commitments on such Commitment Reduction Date (after taking into account any reduction under Section 6.2(a) above or any transfer under Section 4.6 above), the Borrowers shall reduce the amount outstanding under such Facility by a payment of such excess on such Commitment Reduction Date together with any interest accrued on such amount.

               (c) All amounts outstanding under Facility A, Facility B and Facility C shall be repaid by the Borrowers on the Maturity Date."

     6.   Voluntary Prepayments.  The first paragraph of Section 6.3 of the

Credit Agreement is hereby amended to read as follows:

          "6.3 Voluntary Prepayments. The Borrowers shall have the right to prepay all amounts outstanding under Facility A, Facility B and Facility C in whole or in part, without premium or penalty, from time to time pursuant to this Section 6.3 on the following terms and conditions:"


     7.   Voluntary Reduction of Commitments.  Section 6.4(c) of the Credit

Agreement is hereby amended to read as follows:

          "6.4(c) the Borrowers may designate that such reduction shall be applied to any or all of the Facilities; provided that (i) if no such designation is made by the Borrowers of the reduction to a Facility or Facilities, such reduction shall be applied pro rata to the Facility A, Facility B and Facility C Commitments and shall be irrespective of whether any amounts are outstanding under any Facility and (ii) if a designation is made by the Borrowers, such reduction shall reduce each remaining reduction of the designated Facility or Facilities pro rata; and"

     8.   Changes in Circumstances.  Section 6.9(b) (iii)(B)  of the Credit

Agreement  is hereby amended by  changing the reference  in such subsection from "Facilities A or B" to "Facilities A, B or C".

     9.   Security.  Section 7 of the Credit Agreement is hereby amended by adding  the following new subsection  as subsection 7.6  and by renumbering the existing subsection 7.6  as subsection 7.7 and the  existing subsection

7.7 as subsection 7.8:

     "7.6 ENSCO Offshore II Guaranty.  Facility C shall  be secured in
     accordance  with   the  provisions  of  the   ENSCO  Offshore  II
     Guaranty."

     10.  Additional  Conditions  Precedent.   Section  8.2  of the  Credit

Agreement is hereby amended to read as follows:

          "8.2 Additional Conditions Precedent to Subsequent Advances or Letters of Credit. The obligation of the Banks to make each subsequent Advance or of the Administrative Agent to issue Letters of Credit shall be subject to the further condition precedent that the Administrative Agent shall have received certificates (dated the date of such Advance or the date of issuance of such Letter of Credit) of officers of the Borrowers certifying that:

               (a) the representations and warranties contained in Section 10 hereof are correct on and as of the date such Advance is made or the date of issuance of such Letter of Credit as though made on and as of such date except those contained in Section 10.7 below and those expressly made as of another date; and

               (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of


          Default."

     11.  Insurance.    Section 11.2  of  the  Credit  Agreement is  hereby

amended  so that  the  first  sentence of  such  subsection  shall read  as follows:

     "The Borrowers shall insure, or cause to be insured, the Rigs pursuant to the terms of Article I, Section 15 of the U.S. Mortgage, Article II, Section 5 of the Bahamian Deed of Covenants and Article I, Section 15 of the Liberian Mortgage."

     12.  Indebtedness.   (a) Section  12.5(a) of  the Credit  Agreement is

hereby amended to read as follows:

     "(a) the Advances and Guaranty Payment obligations for Letters of Credit;"

     (b) Section 12.5(c) of the Credit Agreement is hereby amended by changing the reference in such subsection to "USD 5,000,000" to "USD 15,000,000."

     (c) Section 12.5(e) of the Credit Agreement is hereby amended by changing the reference in such subsection to "USD 5,000,000" to "USD 15,000,000."

     (d) Section 12.5(f) of the Credit Agreement is hereby amended by changing the reference in such subsection to "USD 5,000,000" to USD 20,000,000."

     (e) Section 12.5 of the Credit Agreement is hereby further amended by adding the following new subsection (l) at the end of it:

     "(l) subordinated indebtedness of Dual Holding Company in an amount not to exceed USD 100,000,000 issued pursuant to the Indenture of Trust dated January 15, 1994."

     13.  Events  of  Default.   Section 13.1  of  the Credit  Agreement is

hereby amended as follows:

     (a) The references in Sections 13.1(c), (e) and (f) to "either Borrower or either Guarantor" are changed to "any of the Borrowers, either Guarantor or ENSCO Offshore II."

     (b) The term "ENSCO Offshore II Guaranty" is added to Section 13.1(c) after the term "ENSCO Guaranty."

     14.  Appointment  and  Duties of  Agents.  Section  15.2(c)(i) of  the

Credit Agreement is hereby amended to read as follows:

     "(i) act pursuant to the instructions of the Banks in all matters


     relating to the terms and interest rate on the Notes and the Letters of Credit, all collateral for the Obligations, waivers or amendments of Sections 4.7(e), 12.5, 12.14, 13.1(a) and 14 hereof and Sections 8(i), 8(j), 8(k) and 8(l) of the ENSCO Guaranty; and"

     15.  Notices.   Section 16.4 of the Credit Agreement is hereby amended

by adding the following additional information.

     (a)  under the heading "Borrowers":

               Dual Holding Company
               2700 Fountain Place
               1445 Ross Avenue
               Dallas, Texas 75202
               Telefax No. 214-855-0300

               Attention: Chief Financial Officer

     (b)  under the heading "Banks":

               Banque Indosuez
               47, Rue de Monceau
               F 7500 Paris
               France
               Telefax No. 011 331 4420 1934
               Attention:  Francine Struxiano-Auffray

               with copies to:

               Banque Indosuez, Representative Office
               Ruselokkveien 6
               Oslo 0120
               Norway
               Telefax No. 011 472 283 3055
               Attention:  Bjorn Hurdevadt-Gulbrandsen

               MeesPierson N.V.
               Camomile Court
               23 Camomile Street
               London EC3A 7PP
               England
               Telefax No. 011 44 171 444 8810
               Attention:  Shipping Department

     16.  Agent for Borrowers.   There is hereby added a  new Section 16.18

to the Credit Agreement as follows:

          "16.18  Agent for Borrowers and ENSCO Offshore II.

               (a) The Borrowers agree that ENSCO Offshore shall be the true and lawful agent and attorney-in-fact of the Borrowers and ENSCO Offshore II hereunder in connection with all of the rights,


          powers  and  duties  of  the  Borrowers  and  ENSCO  Offshore  II
          hereunder,   including,  without   limitation,   the  giving   or
          withholding and the receipt of consents and notices.

               (b) The Agents and the Banks shall be entitled to and agree to treat any notice given or action taken by ENSCO Offshore, acting in its capacity as agent, as a notice from or an action by the Borrowers or ENSCO Offshore II and that such notice or action shall be on behalf of all of the Borrowers and ENSCO Offshore II unless it is specifically stated to be limited to one or more of such companies."

     17.  Amendments  to Schedules.  (a) Schedule 1 to the Credit Agreement

is hereby amended and replaced by Schedule 1 to this Amendment No. 1.

     (b)  Schedule 2 to the Credit Agreement is hereby amended and replaced by Schedule 2 to this Amendment No. 1.

     (c)  Schedule 3 to the Credit Agreement is hereby amended and replaced by Schedule 3 to this Amendment No. 1.

     18.  Conditions Precedent.

     18.1 Documents Required as  Conditions Precedent to  Amendment No.  1.

The effectiveness of the modifications to the Credit Agreement contemplated by this Amendment  No. 1 are  subject to the  condition precedent that  the

Agents shall  have received  at or  prior to  the Closing  Date all  of the following, each dated on  or before the Closing  Date and each in form  and substance satisfactory to the Agents and their counsel:

          (a)  Executed counterparts of each of the New Loan Documents.

          (b)  Certified  copies  of  the  resolutions  of  the  Board   of

     Directors  of  the Borrowers  and  ENSCO Offshore  II  authorizing the execution and delivery by the  Borrowers and ENSCO Offshore II of  the

     New  Loan Documents  to  which they  are  parties, and  all  documents evidencing other necessary  corporate action with  respect to the  New

     Loan Documents.

          (c)  Certificates of the Secretaries or the Assistant Secretaries

     of the Borrowers  and ENSCO Offshore II certifying the  names and true


     signatures  of the  officers of  the Borrowers  and ENSCO  Offshore II authorized to sign the  New Loan Documents on behalf  of the Borrowers and ENSCO  Offshore II and the  other documents or certificates  to be executed  by  the Borrowers  and ENSCO  Offshore  II pursuant  to this

     Amendment No. 1;

          (d)  Copies certified as of  a recent date by the  Secretaries or the  Assistant Secretaries of the  Borrowers and ENSCO  Offshore II of

     their By-laws or comparable documents;

          (e)  Copies   of   the  Borrowers'   and   ENSCO   Offshore  II's

     Certificates of Incorporation or comparable documents certified by the relevant  officials of  their jurisdiction  of incorporation  not more than thirty (30) days prior to the Closing Date and certificates dated as of a recent date by the relevant officials of their jurisdiction of incorporation as to the  continued existence and tax good  standing of the Borrowers.

          (f)  Opinions  of (i) Robert O.  Isaac, counsel to the Borrowers,

     the Guarantors and  ENSCO Offshore II and (ii) Gardere  Wynne Sewell &

     Riggs,  L.L.P., counsel  to  the Banks;  both  in form  and  substance satisfactory to the Agents.

          (g)  ENSCO Offshore II  shall have executed and delivered  to the

     Agents copies of all  documents and filings  and shall have taken  all actions necessary to record the Liberian Mortgage at the office of the

     Deputy Commissioner of Maritime Affairs of the Republic of Liberia and

     to perfect the  security interests  created by the  ENSCO Offshore  II

     Assignments as  first priority  perfected  security interests  on  the property covered thereby.

          (h)  All  orders,  consents, approvals,  licenses, authorizations and validations of, and filings, recordings and registrations with and


     exemptions  by any Governmental Agency  or any Person  (other than any routine  filings  which may  be required  after  the date  hereof with appropriate governmental authorities in connection with  the operation of the Rigs)  required to  (i) authorize the  execution, delivery  and performance  by the  Borrowers and ENSCO  Offshore II of  the New Loan

     Documents  to which they are parties, (ii) continue the perfection and priority  of the Mortgages and  the Assignments executed and delivered prior  to  the date  of this  Amendment No.  1,  or (iii)  prevent the execution,  delivery  and  performance  by  the  Borrowers  and  ENSCO

     Offshore  II of the New Loan Documents  to which they are parties from resulting in  a  breach of  any  of the  terms  or conditions  of,  or resulting  in the imposition of  any lien, charge  or encumbrance upon any  properties of the Borrowers and ENSCO Offshore II pursuant to, or constituting a  default (with due notice or lapse of time or both), if such breach,  imposition  or  default  would result  in  a  materially adverse  change in the financial  position of the  Borrowers and ENSCO

     Offshore II,  or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any  indenture, agreement, order, judgment  or instrument under which the  Borrowers and ENSCO Offshore II are a party (other than the

     Mortgages or the Assignments) or to the Borrowers' knowledge after due inquiry by  which any of the  Borrowers or ENSCO Offshore  II or their property  may be  bound  or affected,  or  under the  Certificates  of

     Incorporation or By-laws of the Borrowers and ENSCO Offshore II, shall have been obtained or made.

          (i)  Evidence  of  the   insurance  on  the   Rigs  required   by

     Section 11.2  of  the  Credit  Agreement  and  evidence  of  insurance maintained by ENSCO Offshore II on its assets and a broker's report as


     to such insurance.

          (j)  Copies of any charters, leases  and/or management agreements relating to the employment or operation  of the ENSCO Offshore II Rigs certified  as true, correct and complete by the Secretary or Assistant

     Secretary of ENSCO Offshore II.

          (k)  Confirmation of class certificates for the ENSCO Offshore II

     Rigs from the American  Bureau of Shipping showing the  ENSCO Offshore

     II Rigs to  be classified as Maltese Cross A1 elevating drilling units with no outstanding recommendations affecting class.

          (l)  Copies of valuations  dated no  more than  thirty (30)  days prior  to  the Closing  Date of  the fair  market  value of  the ENSCO

     Offshore II Rigs  without charter or other  contractual commitments by an  independent drilling  rig  broker  or  appraiser selected  by  the

     Borrowers but acceptable to the Agents.

          (m)  Evidence of  the  payment  of  the  facility  amendment  fee referred to in Section 20 below.

     18.2 Waiver of Conditions Precedent.  All of  the conditions precedent contained in this  Section 18 are for the sole benefit of the Banks and the

Agents  may waive  any of them  in their  absolute discretion,  and on such conditions as they may deem proper.

     19.  Representations and  Warranties of the Borrowers.   The Borrowers

represent and warrant to the Banks as follows:

     19.1 Due Incorporation Qualification,  Etc.  Each  Borrower and  ENSCO

Offshore  II is duly organized, validly existing and in good standing under the  laws  of its  jurisdiction  and each  is  duly qualified  and  in good standing as  a foreign corporation  to do business in  the jurisdictions in which the failure  to be so qualified would have  a material adverse effect on its  business or financial condition  and each has full  corporate power


and authority to own its properties and assets and to  conduct its business as presently conducted.

     19.2 Capacity.  Each Borrower and ENSCO Offshore II has full corporate power and authority to execute and deliver, and to perform  and observe the provisions of  the New Loan Documents to  which it is a  party and to carry out the transactions contemplated hereby and thereby.

     19.3 Authority  and  Enforceability.    The  execution,  delivery  and

performance  by  the  Borrowers  and  ENSCO Offshore  II  of  the  New Loan

Documents to which they are parties have been or will be duly authorized by

all  necessary corporate action.   This Amendment No. 1  (including the New

York choice of law) constitutes and the other New Loan Documents constitute legal, valid and binding obligations of the Borrowers and ENSCO Offshore II party  to  such  documents  enforceable  against  the  Borrowers  and ENSCO

Offshore  II in  accordance with  their respective  terms, subject  to laws affecting creditors' rights generally and to applicable equity  principles.

The Liberian  Mortgage and the ENSCO  Offshore II Assignments  shall on the

Closing Date  create  and constitute  valid  and perfected  first  priority security interests in and to the properties covered thereby, subject to the exceptions  contained  therein,  enforceable  against  all  third  parties,

subject to  laws affecting  creditors' rights generally  and to  applicable equity principles and shall secure only the Facility C Commitments.

     19.4 Governmental Approvals.   No  order, consent,  approval, license,

authorization, or validation of, or  filing, recording or registration with

(other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the  operation of the Rigs or required  in connection with the perfection of  the security interests created by  any of the New Loan Documents),  or exemption by, any

Governmental Agency, is required  to authorize the execution,  delivery and


performance  by  the  Borrowers  and ENSCO  Offshore  II  of  the  New Loan

Documents to which they are parties.

     19.5 Compliance with Other Instruments.  The execution and delivery of this Amendment  No. 1 and compliance  with its terms and  the execution and delivery of the other New  Loan Documents to which the Borrowers  and ENSCO

Offshore II are parties and the compliance with their terms as contemplated herein, will not  result in a breach of any of  the terms or conditions of,

or  result in  the imposition  of any  lien, charge or  encumbrance (except those contemplated by  this Amendment  No. 1)  upon any  properties of  the

Borrowers and ENSCO Offshore II pursuant to, or constitute a default  (with due notice  or lapse of  time or both), or  result in an  occurrence of any event for which any holder or  holders of Indebtedness may declare the same due  and  payable  under  any  indenture,  agreement,  order,  judgment  or instrument under which  the Borrowers and ENSCO Offshore II  are parties or to the Borrowers' knowledge, after due inquiry, by which  the Borrowers and

ENSCO Offshore II or their property may be bound or  affected, or under the

Certificates of Incorporation or By-laws  (or comparable documents) of  the

Borrowers and ENSCO Offshore II and, to the Borrowers' knowledge, after due inquiry will not violate any provision of applicable law.

     19.6 Litigation,  Etc.  Except  as heretofore disclosed  in ENSCO's or

Dual  Holding Company's 10Q filings  with the U.S.  Securities and Exchange

Commission for  the period  ending March  31, 1996,  there are no  actions,

suits  or proceedings  pending,  or  to  the  knowledge  of  the  Borrowers threatened,  against or affecting ENSCO, ENSCO Offshore II or the Borrowers at law or in equity, which, if adversely determined, would  have a material

adverse  effect  on ENSCO,  ENSCO Offshore  II or  the  Borrowers.   To the

Borrowers'  knowledge, as  of the  date of  this  Amendment No.  1, neither

ENSCO,  ENSCO Offshore II nor any Borrower  is in violation or default with


respect to  any applicable  laws  and/or regulations  which  non-compliance would give rise to a  material adverse effect nor is ENSCO,  ENSCO Offshore

II or any Borrower in violation or default with respect to any order, writ,

injunction, demand or decree of any court  or any Person or in violation or default  (nor is there any waiver in  effect which, if not in effect, would result  in a  violation  or  default) in  any  material  respect under  any indenture, agreement or  other instrument under which ENSCO, ENSCO Offshore

II or any  Borrower is a party  or may be bound, default  under which would have a material adverse effect.

     19.7 Principal  Place  of Business.   The  chief executive  office and

principal place of business  of ENSCO, ENSCO Offshore and ENSCO Offshore II and the principal place of business  of ENSCO U.K. in the United  States is located at 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas, 75202.

     19.8 Patent  and Other  Rights.   ENSCO,  ENSCO  Offshore II  and  the

Borrowers  have the right to  use all patents,  licenses, trademarks, trade names, trade secrets, copyrights and all rights with respect thereto, which are  required  to conduct  their business  as  now conducted  without known conflict with the  rights of  others which would  materially and  adversely affect such business.

     19.9 Taxes.  The Borrowers and ENSCO Offshore  II have timely filed or caused to be timely filed all tax returns which are required to be filed by them,  pursuant to  the laws,  regulations or  orders of  each  Person with taxing power over the Borrowers and ENSCO Offshore II or their assets.  The

Borrowers  and ENSCO  Offshore  II have  paid,  or made  provision  for the payment of,  all Taxes,  assessments, fees  and other governmental  charges shown to be due  on said returns or pursuant to  any assessment received by the Borrowers  and ENSCO  Offshore II,  except such taxes,  if any,  as are being contested in good faith and as to which adequate reserves (determined


in  accordance with  GAAP) have  been provided.  The charges,  accruals and reserves  in  respect of  taxes on  the books  of  the Borrowers  and ENSCO

Offshore II are adequate (determined in  accordance with GAAP).  Other than is disclosed in ENSCO's or Dual Holding Company's 10Q filings with the U.S.

Securities  and Exchange  Commission for  the period  ended March  31, 1996 there are no  proposed tax assessments which would have  a material adverse effect on  any of the Borrowers and  ENSCO Offshore II and  no extension of time for the assessment of  federal, state or local taxes of  the Borrowers

and  ENSCO  Offshore   II  is  in  effect   or  has  been  requested.   The

representations  and  warranties contained  in  this Section  19.9  are, in respect of  Dual Holding  Company and  ENSCO Offshore  II only, limited  to those filings  and  those payments  the failure  to complete  would have  a material adverse effect.

     19.10     Compliance with Federal Reserve Board Regulations.  No  part of the proceeds of the Loan or  any Letter of Credit will be used, directly or  indirectly,  for  the purpose  of  purchasing  or  carrying any  margin security within  the meaning of Regulation  U of the Board  of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading  in any  securities  under such  circumstances  as to  involve  the

Borrowers  or ENSCO  Offshore II  in a  violation of  Regulation X  of said

Board, or the Agents  or the Banks in a  violation of Regulation U  of said

Board.  In particular,  without limitation of the foregoing,  the Borrowers will not use any  part of the proceeds of the Loan made or to be made under the Credit Agreement or any Letter of Credit to be issued under  the Credit

Agreement to acquire  for themselves or for any other  person any publicly-

held securities of  any kind.  The  assets of the Borrowers  do not include any margin  securities, and  the Borrowers  and ENSCO Offshore  II have  no

present intention  of acquiring  any margin  securities.   As used  in this


Section,  the  terms  "margin  security"  and  "purpose  of  purchasing  or carrying"  shall  have  the meanings  assigned  to  them  in the  aforesaid

Regulation U, and the term "publicly-held," in respect of securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of said

Board.   If  requested  by the  Administrative  Agent, the  Borrowers  will furnish  to the  Administrative Agent  a statement  in conformity  with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

     19.11     Employee  Retirement  Income  Security  Act  of  1974.    No

Reportable Event has occurred and is continuing with respect to the Plan of any  Borrower (other than Dual Holding Company)  and ENSCO Offshore II.  In respect of Dual  Holding Company,  no Reportable Event  has occurred  which would have a material adverse effect.

     19.12     Investment  Company Act  of 1940.   The Borrowers  and ENSCO

Offshore  II are  not  "investment companies"  within  the meaning  of  the

Investment Company Act of 1940.

     19.13     Subsidiaries.   As of the  date of this  Amendment No. 1 the

Borrowers have  no  subsidiaries other  than the  Subsidiaries except  that

ENSCO  U.K.  is a  wholly  owned subsidiary  of  ENSCO  Offshore and  ENSCO

Offshore II is a wholly-owned subsidiary of Dual Holding Company.

     19.14     Environmental Compliance.

          (a)  The Borrowers and ENSCO Offshore II have duly complied with,

     and  the Rigs and all of their  other properties and operations are in compliance  in  all material  respects  with,  the provisions  of  all applicable environmental, health and safety laws, codes and ordinances

     and  all  rules   and  regulations  promulgated   thereunder  of   all

     Governmental Agencies,  unless such compliance would  violate the laws or regulations of the jurisdiction in which the Rigs are operating.

          (b)  As of the date of this  Amendment No. 1, except as disclosed


     to  the Agents in  writing, the Borrowers  and ENSCO  Offshore II have

     received   no  notice  from  any  Governmental  Agency,  and  have  no knowledge,  of  any  fact(s)  which  constitute  a  violation  of  any applicable environmental, health or safety laws, codes or  ordinances,

     and   any  rules   or  regulations   promulgated  thereunder   of  all

     Governmental Agencies, which  relate to  the use or  ownership of  the

     Rigs or  other properties owned or operated  by the Borrowers or ENSCO

     Offshore II.

          (c)  The  Borrowers and  ENSCO Offshore  II have been  issued all required  applicable permits, licenses,  certificates and approvals of

     all  Governmental  Agencies  relating  to  (i)  air  emissions,   (ii)

     discharges to  surface water or  ground water, (iii)  noise emissions,

     (iv) solid or liquid waste disposal, (v) the use, generation, storage,

     transportation,   treatment,  recycling   or  disposal   of  Hazardous

     Substances  or  (vi) other  environmental,  health  or safety  matters necessary  for the  ownership  or  operation  of  the  Rigs  or  other properties  owned or operated by  the Borrowers and  ENSCO Offshore II and  such permits,  licenses, certificates  and approvals are  in full force and effect on the date of this Amendment No. 1.

          (d)  Except as disclosed to the Agents in writing, to the best of

     the  Borrowers'  knowledge,   except  in  accordance   with  a   valid

     governmental permit, license, certificate or approval, there has  been no  spill  or  unauthorized  discharge or  release  of  any  Hazardous

     Substance to  the  environment  at,  from,  or  as  a  result  of  any operations on the  Rigs or  other properties and  operations owned  or operated  by  the  Borrowers and  ENSCO  Offshore  II  required to  be reported to any Governmental Agency.

          (e)  Except as disclosed to the Agents in writing, there has been


     no material  complaint, compliance order, compliance  schedule, notice letter, notice of citation or other similar notice from any applicable environmental agency  which concerns  the operations  of the  Rigs and operations owned or operated by the Borrowers and ENSCO Offshore II.

          (f)  All of  the  representations  and  warranties  contained  in

     Section 19.14 (a)  - (e) above are, as to  Dual Holding Company, ENSCO

     Offshore II,  the ENSCO Offshore II Rigs  and the other properties and operations of Dual Holding  Company and ENSCO Offshore II,  limited to those matters which would have a material adverse effect.

     20.  Fees and Expenses.

          (a)  Amendment Fee.  The Borrowers jointly and severally agree to pay the Agents a facility  amendment fee payable pursuant to a  letter agreement dated the date of this Amendment No. 1.

          (b)  Letter of Credit Fees.  (i) The Account Parties agree to pay the  Administrative Agent, for distribution to the Banks which are not in default of  their obligations  under Section 4.7(h)  of the  Credit

     Agreement, a Letter of Credit  Fee of 1% per annum on  the outstanding amount of  Letters of Credit issued  at their request, such  fee to be payable in arrears  on the quarterly anniversaries of the date of this

     Amendment No. 1.

               (ii) The Account Parties agree to pay to the  Administrative

               Agent  a facing  fee of  .25% per  annum on  the outstanding amount of  Letters of Credit  issued at their  request, such fee to be payable in arrears on the  quarterly anniversaries of the date of this Amendment No. 1.

          (c)  Expenses.   The Borrowers  jointly  and severally  agree  to

     promptly,  whether or  not the  modifications to the  Credit Agreement contemplated by this Amendment  No. 1 become effective,  (x) reimburse


     the Administrative Agent,  upon demand,  for all  reasonable fees  and disbursements  of the Agents including, but not limited to, travel and other out-of-pocket expenses of the Agents and the reasonable fees and expenses of external counsel to the Agents incurred in connection with

     (i)  the preparation, execution and delivery of the New Loan Documents and the making of Advances and the issuance of Letters of Credit under the  Credit Agreement, and any amendments or waivers to or termination of  such documents, (ii) the  recording, filing and  perfection of all security interests created  by the  New Loan Documents  and (iii)  the confirmation of any Letters of Credit by local banks requested by Dual

     Holding Company or by any beneficiary of any Letter of Credit; and (y)

     the protection of the rights of  the Agents, the Banks and the Trustee under  the  New Loan  Documents,  whether by  judicial  proceedings or

     otherwise.   The obligations of the Borrowers under this Section 10(c)

     shall survive payment of the Loan.

     21.  Wherever and  in  each  such place  the  terms  "Credit  Facility

Agreement", "Credit Agreement" or "this Agreement" are  used throughout the

Credit Agreement, such terms shall be  read to mean the Credit Agreement as amended by this Amendment No. 1.

     22.  Except  as specifically amended by  this Amendment No.  1, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     23.  All capitalized  terms used herein  but not defined  herein shall have the meanings given to them in the Credit Agreement.

     24.  THIS  AMENDMENT  NO. 1  TO  CREDIT  FACILITY  AGREEMENT SHALL  BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE

OF NEW YORK.


     IN  WITNESS  WHEREOF,  the  parties  hereto have  duly  executed  this

Amendment No. 1 on the date first written above.

                                   ENSCO OFFSHORE COMPANY

                                   By:   /s/ ROBERT O. ISAAC
                                         ---------------------------------
                                   Name:     Robert O. Isaac
                                   Title:    Assistant Secretary


                                   ENSCO OFFSHORE U.K. LIMITED

                                   By:   /s/ ROBERT O. ISAAC
                                         ---------------------------------
                                   Name:     Robert O. Isaac
                                   Title:    Secretary


                                   DUAL HOLDING COMPANY

                                   By:   /s/ ROBERT O. ISAAC
                                         ---------------------------------
                                   Name:     Robert O. Isaac
                                   Title:    Assistant Secretary



                                   CHRISTIANIA BANK OG KREDITKASSE,
                                     New York Branch, as Agent

                                   By:   /s/ MARTIN LUNDER
                                         ---------------------------------
                                   Name:     Martin Lunder
                                   Title:    First Vice President

                                   By:   /s/ HANS CHR. KJELSRUD
                                         ---------------------------------
                                   Name:     Hans Chr. Kjelsrud
                                   Title:    Vice President


                                   DEN NORSKE BANK ASA, New York Branch,
                                     as Agent

                                   By:   /s/ THEODORE S. JADICK, JR.
                                         ---------------------------------
                                   Name:     Theodore S. Jadick, Jr.
                                   Title:    Senior Vice President

                                   By:   /s/ BARBARA GRONQUIST
                                         ---------------------------------
                                   Name:     Barbara Gronquist
                                   Title:    Vice President
                                   By:   /s/ THEODORE S.


                                   CHRISTIANIA BANK OG KREDITKASSE,
                                     New York Branch

                                   By:   /s/ MARTIN LUNDER
                                         ---------------------------------
                                   Name:     Martin Lunder
                                   Title:    First Vice President

                                   By:   /s/ HANS CHR. KJELSRUD
                                         ---------------------------------
                                   Name:     Hans Chr. Kjelsrud
                                   Title:    Vice President


                                   DEN  NORSKE BANK ASA,  New York
                                   Branch

                                   By:   /s/ THEODORE S. JADICK, JR.
                                         ---------------------------------
                                   Name:     Theodore S. Jadick, Jr.
                                   Title:    Senior Vice President

                                   By:   /s/ BARBARA GRONQUIST
                                         ---------------------------------
                                   Name:     Barbara Gronquist
                                   Title:    Vice President


                                   MEESPIERSON N.V.

                                   By:   /s/ DAVID JUNGMAN
                                         ---------------------------------
                                   Name:     David Jungman
                                   Title:    Attorney-in-Fact


                                   BANQUE INDOSUEZ

                                   By:   /s/ DAVID JUNGMAN
                                         ---------------------------------
                                   Name:     David Jungman
                                   Title:    Attorney-in-Fact


Agreed and accepted this 13th
day of June 1996.

ENSCO INTERNATIONAL INCORPORATED

By:       /s/  ROBERT O. ISAAC
     ----------------------------
     Name:     Robert O. Isaac
     Title:    Assistant Secretary

ENSCO DELAWARE, INC.

By:       /s/  ROBERT O. ISAAC
     ----------------------------
     Name:     Robert O. Isaac
     Title:    Assistant Secretary

ENSCO OFFSHORE COMPANY II

By:       /s/  ROBERT O. ISAAC
     ----------------------------
     Name:     Robert O. Isaac
     Title:    Assistant Secretary



                       List of Schedules and Exhibits


Schedule 1     -    Bank Commitments

Schedule 2     -    List of Rigs

Schedule 3     -    List of Unencumbered Rigs

Exhibit A-1    -    Form of Endorsement No. 1 to Facility A Note

Exhibit A-2    -    Form of Endorsement No. 1 to Facility B Note

Exhibit B      -    Form of Facility C Note

Exhibit C      -    Form of Request for Letter of Credit

Exhibit D      -    Form of Amendment No. 1 to ENSCO Guaranty

Exhibit E      -    Form of ENSCO Offshore II Guaranty



                                            SCHEDULE 1 TO AMENDMENT NO. 1 TO AMENDED
                                             AND RESTATED CREDIT FACILITY AGREEMENT


                                                          COMMITMENTS




 BANK                        FACILITY A            FACILITY B             FACILITY C             TOTAL COMMITMENT
 --------------------        --------------        --------------         --------------         ----------------
 Christiania Bank og
 Kreditkasse,
 New York Branch             $20,192,307.67        $20,192,307.67         $20,192,307.67         $ 60,576,923.01

 Den norske Bank ASA,
 New York Branch             $20,192,307.67        $20,192,307.67         $20,192,307.67         $ 60,576,923.01

 Banque Indosuez             $ 5,769,230.66        $ 5,769,230.66         $ 5,769,230.66         $ 17,307,691.98
 MeesPierson N.V.            $ 3,846,154.00        $ 3,846,154.00         $ 3,846,154.00         $ 11,538,462.00

 Total                       $50,000,000.00        $50,000,000.00         $50,000,000.00         $150,000,000.00

/TABLE

                        SCHEDULE 2 TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

                                                            R I G S


NAME                      OWNER                             FLAG                     HOME PORT                 OFFICIAL NO.
- -----------------         ----------------------            -------                  -----------               ------------

ENSCO 68                  ENSCO Offshore Company            U.S.                     New Orleans               574668
ENSCO 81                  ENSCO Offshore Company            U.S.                     New Orleans               606512

ENSCO 82                  ENSCO Offshore Company            U.S.                     New Orleans               606912
ENSCO 83                  ENSCO Offshore Company            U.S.                     New Orleans               605536

ENSCO 84                  ENSCO Offshore Company            U.S.                     New Orleans               637544
ENSCO 86                  ENSCO Offshore Company            U.S.                     New Orleans               643110

ENSCO 87                  ENSCO Offshore Company            U.S.                     New Orleans               648969
ENSCO 88                  ENSCO Offshore Company            U.S.                     New Orleans               645637

ENSCO 89                  ENSCO Offshore Company            U.S.                     New Orleans               652440
ENSCO 90                  ENSCO Offshore Company            U.S.                     New Orleans               647859

ENSCO 93                  ENSCO Offshore Company            U.S.                     New Orleans               651385
ENSCO 94                  ENSCO Offshore Company            U.S.                     New Orleans               638685

ENSCO 95                  ENSCO Offshore Company            U.S.                     New Orleans               642112
ENSCO 98                  ENSCO Offshore Company            U.S.                     New Orleans               589096
(f/k/a ENSCO 63)

ENSCO 99                  ENSCO Offshore Company            U.S.                     New Orleans               682070

ENSCO 80                  ENSCO Offshore U.K. Ltd.          Bahamas                  Nassau                    724944

ENSCO 85                  ENSCO Offshore U.K. Ltd.          Bahamas                  Nassau                    724945

ENSCO 92                  ENSCO Offshore U.K. Ltd.          Bahamas                  Nassau                    724946

ENSCO 50                  ENSCO Offshore Company II         Liberia                  Monrovia                  9383
(f/k/a DUAL 38)

ENSCO 51                  ENSCO Offshore Company II         Liberia                  Monrovia                  9384
(f/k/a DUAL 41)

ENSCO 53                  ENSCO Offshore Company II         Liberia                  Monrovia                  10260
(f/k/a DUAL 88)

ENSCO 54                  ENSCO Offshore Company II         Liberia                  Monrovia                  10159
(f/k/a DUAL 89)

/TABLE

                        SCHEDULE 3 TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT


NAME                      OWNER                             FLAG             HOME PORT                         OFFICIAL NO.
- -----------------         ----------------------            -------          -----------                       ------------

ENSCO 52                  ENSCO Offshore Company II         Liberian         Monrovia, Liberia                 9385
(f/k/a Dual 42)

ENSCO 55                  ENSCO Offshore Company II         Liberian         Monrovia, Liberia                 8911
(f/k/a Dual 91)

ENSCO 60                  ENSCO Offshore Company II         Liberian         Monrovia, Liberia                 8697
(f/k/a Dual 87)

ENSCO 64 (to later be     ENSCO Offshore Company            U.S.             New Orleans                       553088
(renamed ENSCO 91)

ENSCO 69                  ENSCO Offshore Company            U.S.             New Orleans                       574669

ENSCO 70                  ENSCO Offshore Company            Bahamas          Nassau, Bahamas                   725305

ENSCO 71                  ENSCO Offshore Company            Bahamas          Nassau, Bahamas                   725304

ENSCO 72                  ENSCO Offshore Company            Bahamas          Nassau, Bahamas                   704622

ENSCO 96                  ENSCO Offshore Company II         Liberian         Monrovia, Liberia                 9400
(f/k/a Dual 96)

ENSCO 97                  ENSCO Offshore Company II         Liberian         Monrovia, Liberia                 8910
(f/k/a Dual 86)

ENSCO 67                  ENSCO Offshore Company            U.S.             New Orleans                       574310


                                                      ENSCO PLATFORM RIGS
                                                      -------------------

NAME                      OWNER                             FLAG             HOME PORT                         OFFICIAL NO.
- -----------------         ----------------------            -------          -----------                       ------------

ENSCO 21                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 46)

ENSCO 22                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 47)

ENSCO 23                  ENSCO Platform Company            N/A              N/A                               N/A
(f/k/a Dual 23)

ENSCO 24                  ENSCO Platform Company            N/A              N/A                               N/A
(f/k/a Dual 24)

ENSCO 25                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 25)

ENSCO 26                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 39)

ENSCO 27                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 44)

ENSCO 28                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 45)

ENSCO 29                  ENSCO Platform AS                 N/A              N/A                               N/A
(f/k/a Dual 29)

/TABLE

                                        EXHIBIT A-1 TO AMENDMENT NO. 1 TO
                                                CREDIT FACILITY AGREEMENT


                             ENDORSEMENT NO. 1


     Endorsement No. 1 dated June _____, 1996 to the Facility A Amended and

Restated  Promissory  Note dated  September 27,  1995  (the "Note")  in the principal  amount of USD 80,000,000  from ENSCO OFFSHORE  COMPANY and ENSCO

OFFSHORE U.K. LIMITED  (the "Borrowers")  in favor of  CHRISTIANIA BANK  OG

KREDITKASSE,  New  York  Branch,  as  Administrative  Agent  for  the Banks

referred to in the Amended and Restated Credit Facility  Agreement dated as of September 27, 1995 (the "Credit Agreement").

     The Note is hereby amended, effective the date hereof, as follows:



1.   The principal amount of  the Note is hereby changed  to USD 50,000,000 wherever it appears; provided, however, that such  amount is subject to the transfer provisions of Section 4.6 of the Credit Agreement.

     2.   Section 2.2 of the Note is hereby amended to read as follows:

     "2.2 This Note evidences  the Facility  A Advances made  by the  Banks under  Section 2  of the  Credit Agreement and  the obligation  of the

     Borrowers  to  reimburse the  Administrative  Agent  for any  Guaranty

     Payment and any interest thereon."

     3.   Wherever and in each place the term "Credit Agreement" is used in the Note, such term shall be read  to mean the Credit Agreement as  amended by Amendment No. 1 to Credit Facility Agreement dated as of June 13, 1996.

     4.   Wherever and in each place  the term "Note" is used in  the Note,

it shall be read to mean the Note as amended by this Endorsement No. 1.


     IN WITNESS WHEREOF, the parties hereto  have executed this Endorsement

No. 1 the day and year first above written.

                              ENSCO OFFSHORE COMPANY



                              By:__________________________________
                                   Name:     Robert O. Isaac
                                   Title:    Assistant Secretary


                              ENSCO OFFSHORE U.K. LIMITED

                              By:__________________________________
                                   Name:     Robert O. Isaac
                                   Title:    Secretary


                              CHRISTIANIA BANK OG KREDITKASSE,
                               New York Branch, as
                               Administrative Agent

                              By: _________________________________
                                   Name: __________________________
                                   Title: _________________________

                              By: _________________________________
                                   Name: __________________________
                                   Title: _________________________



                                        EXHIBIT A-2 TO AMENDMENT NO. 1 TO
                                                          CREDIT FACILITY

                             ENDORSEMENT NO. 1


     Endorsement No. 1 dated June _____, 1996 to the Facility B Amended and

Restated Promissory Note dated  September 27, 1995 in the  principal amount of  USD 50,000,000  (the  "Note") from  ENSCO  Offshore U.K.  Limited  (the

"Borrower") in favor of  Christiania Bank og Kreditkasse, New  York Branch,

as  Administrative Agent  for the  Banks  referred to  in  the Amended  and

Restated  Credit Facility  Agreement dated  as of  September 27,  1995 (the

"Credit Agreement").

     The Note is hereby amended, effective the date hereof, as follows:

     1.   Wherever and in each place the term "Credit Agreement" is used in the Note, such term  shall be read to mean the  Credit Agreement as amended by Amendment No. 1 to Credit Facility Agreement dated as of June 13, 1996.

     IN WITNESS WHEREOF, the parties hereto have executed  this Endorsement

No. 1 the day and year first above written.

                              ENSCO OFFSHORE U.K. LIMITED


                              By:____________________________
                                   Name:     Robert O. Isaac
                                   Title:    Secretary


                              CHRISTIANIA BANK OG KREDITKASSE,
                                   New York Branch, as
                                   Administrative Agent

                              By:____________________________
                                   Name:_____________________
                                   Title:____________________

                              By:____________________________
                                   Name:_____________________
                                   Title:____________________



                                        EXHIBIT B TO AMENDMENT NO. 1 TO
                                              CREDIT FACILITY AGREEMENT


                            DUAL HOLDING COMPANY

                         FACILITY C PROMISSORY NOTE


USD 50,000,000                                                June 13, 1996

FOR VALUE RECEIVED,  DUAL HOLDING COMPANY (the "Borrower")  hereby promises

to   pay  to  CHRISTIANIA  BANK   OG  KREDITKASSE,  New   York  Branch,  as

Administrative Agent for the Banks (the "Banks") referred to in the Amended and  Restated Credit Facility Agreement dated  as of September 27, 1995, as

amended,   restated  or  supplemented  from  time   to  time  (the  "Credit

Agreement")  among the Borrowers, the Banks and  the Agents or order, on or before October  18,  2001, or  otherwise,  as hereinafter  provided,  FIFTY

MILLION DOLLARS  OF THE  UNITED STATES OF  AMERICA (USD 50,000,000),  or so

much thereof as  may be advanced  and outstanding under  Facility C of  the

Credit  Agreement,  and  to pay  interest  on the  unpaid  portion  of said principal sum outstanding from time to time, as hereinafter provided.

                           PRINCIPAL AND INTEREST

1.1  (a)  Interest on this Note shall be payable at the times and the rates as provided in Section 5.1 of the Credit Agreement.

     (b)  In case  any payment of  principal or interest  is not  paid when due, additional  interest at the rate determined as provided in Section 5.3 of the Credit  Agreement shall be payable on all  overdue principal and, to the extent that the same may be lawful, on all overdue interest.

1.2  Interest shall be  calculated as provided in Section 5.1 of the Credit

Agreement.

1.3  The  Facility  C  Commitments  shall  be  reduced  in  installments as provided in Section 6.2(a) of the Credit Agreement or otherwise as provided


in Sections 6.4 and 6.5 of  the Credit Agreement.  All payments under  this

Note shall be made to  the Administrative Agent as provided in  Section 6.6 of the Credit Agreement.

                                  SECURITY

2.1  This Note  is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured  by, among other things, (i) a Guaranty of ENSCO  Offshore Company II, a  subsidiary of the Borrower,  which is, in turn  secured  by, among  other things,  a  Liberian First  Preferred Fleet

Mortgage on four  Liberian flag drilling rigs dated the  date of this Note,

and  (ii)  a Guaranty  of  ENSCO  Offshore  Company, an  affiliate  of  the

Borrower, which is, in turn,  secured by, among other things, a  U.S. First

Preferred  Fleet Mortgage on Fifteen U.S. flag drilling rigs dated December

17, 1993, as amended, both in favor of Bankers Trust Company as Trustee for the Banks (the "Mortgages").  Reference is hereby made to the Mortgages for a  description of the property thereby  mortgaged, the nature and extent of the security  afforded thereby and the  rights of the  Borrower, the Banks,

the Agents and the Trustee with respect to such security as provided in the

Mortgages.   Payment of this Note may  be demanded prior to the maturity of this  Note under certain circumstances  and conditions, in  the manner, and with the effect, provided in the Mortgages or the Credit Agreement.  A true and complete copy of  the form of the  Credit Agreement is attached  to the

Mortgages and made a part thereof.

2.2  This  Note evidences the Facility  C Advances made  by the Banks under

Section 3A  of the Credit Agreement  and the obligation of  the Borrower to reimburse  the  Administrative  Agent  for  any  Guaranty Payment  and  any

interest thereon.


2.3  The  principal  amount  of  this  Note  is  subject  to  the  transfer provisions of Section 4.6 of the Credit Agreement.

                               MISCELLANEOUS

3.1  All  parties   hereto,  including  endorsers   hereof,  hereby   waive

presentment for payment,  demand, protest  and notice of  protest and  non-

payment hereof  and hereby  consent that  any and  all securities  or other property, if any, held by or for the holders hereof at any time as security for this Note may be  exchanged, released or surrendered and that  the time of  payment of this Note may be extended, all in the sole discretion of the holders hereof and  without notice and without affecting  in any manner the liability of the parties hereto.

3.2  No course of dealing between the Borrower and the Agents, the Banks or the Trustee in exercising any rights hereunder shall operate as a waiver of any right of any holders  except to the extent expressly waived  in writing by such holder.

3.3  Whenever any payment to be made hereunder shall be due  on a day which is not  a Business Day,  such payments shall be  made on the  next Business

Day; provided, however,  that if such next succeeding Business  Day is in a new month,  then the  payment required under  the Credit Agreement  or this

Note shall be made on the first Business Day preceding the original date on which payment was due.

3.4  Any  notice  to be  given  pursuant to  this  Note shall  be  given in accordance with Section 16.4 of the Credit Agreement.

3.5  THIS  NOTE SHALL BE GOVERNED  BY AND CONSTRUED  IN ACCORDANCE WITH THE

INTERNAL  LAWS OF THE  STATE OF  NEW YORK EXCEPT  THAT WITH RESPECT  TO THE

PROVISIONS  OF THIS  NOTE WHICH  PROVIDE FOR  OR RELATE  TO THE  PAYMENT OF

INTEREST, ANY PROVISIONS OF  APPLICABLE FEDERAL LAW WHICH PERMIT  THE BANKS

TO CHARGE THE HIGHER OF THE RATE PERMITTED BY SUCH APPLICABLE LAW OR BY THE


LAWS OF THE  STATE IN WHICH THE BANKS ARE LOCATED SHALL BE DEEMED GOVERNING

AND CONTROLLING.

3.6  THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO

WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY,  ANY MATTER (WHETHER

SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED

TO, OR CONNECTED WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

3.7  Capitalized terms used in this Note but not defined herein  shall have the meanings given to them in the Credit Agreement.

     IN  WITNESS  WHEREOF, the  Borrower has  caused this  Note to  be duly executed the day and year first above written.

                              DUAL HOLDING COMPANY


                              By:    /s/     ROBERT O. ISAAC
                                   ------------------------------
                                   Name:     Robert O. Isaac
                                   Title:    Assistant Secretary

                                        EXHIBIT C TO AMENDMENT NO. 1 TO
                                              CREDIT FACILITY AGREEMENT

                         __________________, 199__


CHRISTIANIA BANK OG
  KREDITKASSE, New York Branch,
  as Administrative Agent
11 West 42nd Street, 7th Floor
New York, New York  10036

Attention:  Credit Administration/Shipping Department

                        REQUEST FOR LETTER OF CREDIT


Dear Sirs:

     Pursuant to Section 4.5 of the Amended and Restated Facility Agreement

dated  as of September 27,  1995 as amended by Amendment  No. 1 dated as of

June 13, 1996 (the  "Credit Agreement") among you as  Administrative Agent,

the Agents, the Banks and the Borrowers, we hereby irrevocably request that a Standby Letter of Credit in the amount of USD _____________  be issued in favor  of ______________  for  the account  of  ___________ to  secure  the obligations  of  __________________  under  ___________________  with  such letter  of credit  having an  expiration date of  ___________ and  with the following special provisions:  _________________________ in accordance with the terms of the Credit Agreement.

     If the issuance of the above  mentioned Letter of Credit fails to take place or is delayed because of any of the conditions precedent specified in

Section 8.2  of the  Credit Agreement  have not  been satisfied  subject to

Section  4.5(a) of the  Credit Agreement, we hereby  agree to indemnify you and the Banks  against any loss or reasonable expense  incurred as a result of  the giving  of this  Request  for Letter  of  Credit including  without limitation, any  loss resulting from actions  taken by you or  the Banks to

issue  or fund  the requested Letter  of Credit.   We further  agree that a

certificate  from you  as  the Administrative  Agent stating  in reasonable detail  the amount of, and basis for, any such loss incurred by you and the

Banks shall be (save for manifest  error) be conclusive and binding for all purposes.


     All  capitalized terms used  in this Request for  Letter of Credit and not  defined herein  shall have the  meanings given  to them  in the Credit

Agreement.

                              Very truly yours,

                              [Account Party under Facility A or
                               Facility C]


                              By:____________________________
                              Name:__________________________
                              Title:_________________________

                                        EXHIBIT D TO AMENDMENT NO. 1 TO
                                              CREDIT FACILITY AGREEMENT

                              AMENDMENT NO. 1
                                     TO
                               ENSCO GUARANTY



     Amendment No. 1 dated as of June 13, 1996  to the Amended and Restated

ENSCO Guaranty (the "ENSCO Guaranty"), dated as of September 27, 1995, made jointly and  severally by  ENSCO  INTERNATIONAL INCORPORATED  ("ENSCO"),  a

corporation organized and existing under the  laws of the State of Delaware

and  ENSCO  DELAWARE,   INC.  (formerly  known  as   PENROD,  INC.;  "ENSCO

DELAWARE"),  a corporation  organized and  existing under  the laws  of the

State of Delaware, (collectively, the "Guarantors") in favor of CHRISTIANIA

BANK OG KREDITKASSE, New York Branch, DEN NORSKE BANK ASA, New York Branch,

BANQUE INDOSUEZ and MEESPIERSON  N.V. and the other financial  institutions from  time  to  time party  to  the  Credit  Agreement  defined below  (the

"Banks").

     WHEREAS,  pursuant to  the ENSCO  Guaranty, the  Guarantors guaranteed certain obligations of their affiliates, ENSCO OFFSHORE COMPANY, a Delaware corporation  and ENSCO  OFFSHORE  U.K. LTD.,  a  corporation organized  and existing  under the laws of  England (the "Original  Borrowers"), under (i)

the  Amended and Restated Credit  Facility Agreement dated  as of September

27,  1995 among  the Original  Borrowers, the  Banks,  the Agents,  and the

Administrative Agent  named therein (the "Restated  Credit Agreement") (ii)

the promissory  notes of the Original  Borrowers in favor of  the Agents on behalf of  the Banks  dated September 27,  1995 (the "Original  Notes") and

(iii) the other Loan Documents; and


     WHEREAS,  the Original  Borrowers, the  Banks and  the Agents  wish to amend  the Restated Credit Agreement  in order to,  among other things, add

Facility  C  to the  Restated Credit  Agreement  in the  original principal amount of USD 50,000,000 and add Dual Holding Company  ("Dual Holding", and

together  with the Original Borrowers, the "Borrowers") as a Borrower under

Facility  C of  the Restated  Credit Agreement,  pursuant to  the terms  of

Amendment No. 1  to Amended and  Restated Credit Agreement  dated the  date hereof ("Amendment No. 1"); and

     WHEREAS,  the  obligations of  Dual Holding  under  Facility C  of the

Restated  Credit Agreement as amended  is evidenced by  the promissory note dated the  date hereof ("Facility C Note") of Dual  Holding in favor of the

Administrative Agent on behalf of the Banks; and

     WHEREAS,  in order to induce the Banks  to enter into Amendment No. 1,

the Guarantors, as  affiliates of  the Borrowers, have  agreed pursuant  to this Amendment No.  1 to ENSCO Guaranty to reaffirm  their guarantee to the

Banks of the due and  punctual payment of the Borrowers'  obligations under the Restated  Credit Agreement as amended by Amendment No. 1, the Notes and the other Loan  Documents and  the documents and  transactions referred  to therein.

     NOW,  THEREFORE,  in consideration  of  the  premises, the  Guarantors hereby agree as follows:

     5.   Each reference in the ENSCO Guaranty to the term "Guaranty" shall mean the ENSCO Guaranty, as amended by this Amendment No. 1.

     6.   Each reference in the  ENSCO Guaranty, as amended hereby,  to the

          Credit  Agreement shall  mean the  Restated Credit  Agreement, as amended by Amendment No. 1.

     7.   Each  reference in the ENSCO  Guaranty to the  term "Notes" shall mean the Original Notes and the Facility C Note.


     8.   Each  reference  in the  ENSCO Guaranty  to the  term "Borrowers"

          shall mean ENSCO  Offshore Company, ENSCO Offshore U.K.  Ltd. and

          Dual Holding Company.

     9.   Except  as specifically amended by  this Amendment No.  1, all of the  terms and provisions of  the ENSCO Guaranty  shall remain in full  force and  effect  and each  Guarantor hereby  confirms the validity  and  enforceability  of  its  guarantee  hereunder  and thereunder.

     10.  Each of the Guarantors acknowledges receipt of Amendment No. 1 to the Restated Credit Agreement and the documents referred  therein and the terms thereof.

     11.  All  capitalized terms used but not defined herein shall have the meanings given to them in the ENSCO Guaranty.

     12.  THIS AMENDMENT NO.  1 TO ENSCO GUARANTY SHALL BE  GOVERNED BY AND

          CONSTRUED  IN ACCORDANCE WITH THE  INTERNAL LAWS OF  STATE OF NEW

          YORK.

     IN WITNESS HEREOF, the parties hereto have caused this Amendment No. 1 to ENSCO Guaranty to be executed  by their duly authorized officers, all as of the date noted above.

                                   ENSCO INTERNATIONAL INCORPORATED


                                   By:    _______________________________
                                   Name:  _______________________________
                                   Title: _______________________________


                                   ENSCO DELAWARE, INC.


                                   By:    _______________________________
                                   Name:  _______________________________
                                   Title: _______________________________

ACCEPTED this 13th day of June, 1996.


CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


By:    ________________________
Name:  ________________________
Title: ________________________


DEN NORSKE BANK ASA, NEW YORK BRANCH

By:    ________________________
Name:  ________________________
Title: ________________________


BANQUE INDOSUEZ

By:    ________________________
Name:  ________________________
Title: ________________________


MEESPIERSON N.V.

By:    ________________________
Name:  ________________________
Title: ________________________


                                             EXHIBIT E TO AMENDMENT NO. 1
                                             TO CREDIT FACILITY AGREEMENT


                         ENSCO OFFSHORE II GUARANTY


     GUARANTY, dated as of  June 13, 1996,  made by ENSCO OFFSHORE  COMPANY

II, a corporation  organized and existing  under the laws  of the State  of

Delaware  (the "Guarantor"), in  favor of CHRISTIANIA  BANK OG KREDITKASSE,

New York Branch, and DEN NORSKE BANK ASA, New York Branch, BANQUE INDOSUEZ,

MEESPIERSON,  N.V. and the other  financial institutions from  time to time party to the Credit Agreement defined below (the "Banks").

     WHEREAS, DUAL  HOLDING COMPANY, a  Delaware corporation  and the  sole shareholder of the  Guarantor ("Dual Holding"),  ENSCO OFFSHORE COMPANY,  a

Delaware  corporation  and  ENSCO  OFFSHORE  U.K.  LIMITED,  a  corporation organized  and existing  under  the  laws  of  England  (collectively,  the

"Borrowers"), have entered  into the Amended  and Restated Credit  Facility

Agreement  dated as of  September 27, 1995,  as amended by  Amendment No. 1 thereto dated the date hereof among the Borrowers, the Banks and the Agents named therein, (the "Credit Agreement");

     WHEREAS, in order to induce the Banks to enter into Amendment No. 1 to the Amended and  Restated Credit  Facility Agreement, the  Guarantor, as  a

subsidiary  of Dual Holding, has agreed  pursuant to this ENSCO Offshore II

Guaranty  to guarantee  to  the  Banks the  due  and punctual  payment  and performance  of Dual Holding's obligations  under Facility C  of the Credit

Agreement; and

     WHEREAS, it  is to  the corporate benefit  of the Guarantor  that Dual

Holding execute the Credit Agreement, and

     WHEREAS, the Agents and the Banks are prepared to enter into Amendment

No.   1  to  the  Amended   and  Restated  Credit   Facility  Agreement  in

consideration,  among other  things,  of the  execution  of this  ENSCO  II


Guaranty by the Guarantor;

     NOW, THEREFORE, in consideration of the above recitals, and other good and  valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     SECTION  1.  Guaranty.   The  Guarantor  hereby   unconditionally  and

irrevocably guarantees  the payment by Dual  Holding of all amounts  due by

Dual Holding  under Facility C of  the Credit Agreement and  the Facility C

Note and  the performance by Dual  Holding of all of  its obligations under the Credit Agreement and  the other New Loan Documents (the  obligations of

Dual Holding under the Credit Agreement, the Facility C Note  and the other

New  Loan Documents are hereinafter  referred to as  the "Obligations") and agrees in addition  to pay any and all reasonable  expenses incurred by the

Banks and the Agents in enforcing any of the rights of the Banks under this

Guaranty.

     SECTION 2. Guaranty Absolute. (a) The Guarantor hereby guarantees that the Obligations  will be paid and performed strictly in accordance with the terms of the Credit  Agreement, the Facility C Note and  the other New Loan

Documents, regardless  of any law, regulation or  order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the

Agents  with respect  thereto. The  liability of  the Guarantor  under this

Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (i)  any  lack  of  validity  or  enforceability  of  the  Credit

     Agreement, the Facility C Note or any other New Loan Document;

          (ii) any change in the time, manner or place of payment of, or in any  other  term of,  all  or any  of  the Obligations,  or  any other amendment thereof or waiver of or any consent to departure therefrom;

          (iii) any other circumstance, except payment of the  Obligations,

     which  might  otherwise  constitute  a  defense  available  to,  or  a



     discharge  of  Dual  Holding in  respect  of  the  Obligations or  the

     Guarantor in respect of this Guaranty.

     (b)  This  is a  guaranty  of  payment  and  performance  and  not  of collection and  the Banks shall  not be required to  exhaust their remedies against  Dual Holding  before requiring  the Guarantor  to pay  and perform under this Guaranty.

     (c)  This Guaranty shall continue to be effective or be reinstated, as the case may be,  if at any time any  payment of any of the  Obligations is rescinded or must otherwise  be returned by the Banks upon  the insolvency,

bankruptcy or reorganization of  the Borrowers or otherwise, all  as though such payment had not been made.

     SECTION 3. Waiver. The Guarantor hereby waives promptness,  diligence,

notice of  acceptance and  any  other notice  with respect  to  any of  the

Obligations  and this Guaranty (other  than notices required  by the Credit

Agreement) and  any requirement that  the Agents exhaust any  right or take any  action against  the Borrowers  or any  other person  or entity  or any collateral.

     SECTION  4. Subrogation.  The Guarantor  will not exercise  any rights which  it may  acquire by way  of subrogation  under this  Guaranty, by any payment made hereunder or  otherwise, until all the Obligations  shall have been paid in full. If any amount shall be paid to the Guarantor  on account of  such subrogation rights at any time  when all the Obligations shall not have been paid in  full, such amount,  or such portion  as is necessary  to fully  satisfy the Facility C  Obligations, shall be  forthwith paid to the

Banks  to be  credited  and applied  against the  Obligations.  If (i)  the

Guarantor  shall make  payment to  the  Banks of  all  or any  part of  the

Obligations and (ii)  all the Obligations shall be paid  in full, the Banks will execute and  deliver to the  Guarantor appropriate documents,  without



recourse and without  representation or warranty,  releasing this  Guaranty and transferring to the Guarantor any and all rights the Banks have or  may have had  against the Borrowers and  necessary to evidence the  transfer by subrogation to the Guarantor  of any interest in the  Obligations resulting from such payment by the Guarantor.

     SECTION 5. Payments Free and Clear of Taxes, Etc. (a) All sums payable by  the Guarantor under this Guaranty, whether of principal, interest, fees or otherwise,  shall be paid in full without set-off or counterclaim and in such amounts  as may  be necessary  in order that  all such  payments after deduction or withholding for or on account of any present  or future taxes,

levies,  imposts, duties or other  charges of whatsoever  nature imposed by any Governmental Agency or taxing authority thereof, other than any tax, on or  measured by  the income of  the Agents  or the  Banks (collectively the

"Taxes"), shall not be less than the amounts otherwise specified to be paid under this Guaranty.

     (b)  A  certificate as to any additional amounts payable to the Agents under this Section 5 submitted to the  Guarantor by the Banks shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest error.

     (c)  With respect to each  deduction or withholding for or  on account of  any Taxes,  the Guarantor  shall  promptly furnish  to the  Agents such certificates,  receipts  and other  documents as  may  be required  (in the reasonable  judgment of the  Agents) to establish any  income tax credit to which any of the Banks may be entitled. In  the event that such a deduction or withholding for Taxes becomes so applicable, the Banks and the Guarantor will use their best efforts to minimize the effect of such Taxes.

     (d)  If any  Taxes specified in subsection  (a) above are  paid by any

Bank, the Guarantor will,  upon demand of the Administrative  Agent whether



or  not such Taxes  shall be correctly or  legally asserted, indemnify such

Bank  for such payments, together with any interest, penalties and expenses in connection therewith. In such case, the Guarantor shall be subrogated to the rights of the Banks to appear and contest the levy or assessment of any such  Taxes. The  Administrative  Agent will  give  written notice  to  the

Guarantor upon receipt of any notice  regarding the assessment of any Taxes and will  cooperate with the Guarantor in  the event the Guarantor contests the assessment or payment of any Taxes.

     (e)  If  for the  purpose  of  obtaining  an  order  or  judgment,  or execution thereon, it should  become necessary for  a court to convert  the amount due hereunder into  another currency, the Guarantor agrees  that the rate of exchange to be applied  shall be that at which, in  accordance with normal banking procedures, the Administrative Agent could purchase Dollars,

with such  other currency in London  (or if unable to  purchase Dollars, in

London, then in New York) on the Business Day preceding that on which  such order or judgment is given (whether or not this includes a premium over any official  or  other rate  of exchange).  Further,  the Guarantor  agrees to reimburse the  Banks for  any loss  incurred by  them as  a  result of  any judgment or order being expressed in a currency other than Dollars and as a result of any variation having occurred in rates of exchange (as determined in accordance with  the above formula) between the date  of any such amount becoming due hereunder and the date of actual payment thereof.

     SECTION  6. Consent  to Jurisdiction:  Waiver of  Immunities. (a)  The

Guarantor  represents and  warrants  to the  Banks  that the  Guarantor  is generally  subject to suit and that neither  it nor its property enjoys any right to  immunity from legal  proceedings or execution  on the  grounds of sovereignty or  otherwise. The Guarantor irrevocably waives any immunity it may have from the  jurisdictions of the courts of  the United States or  of



its state of incorporation or  which its property may have from  attachment

(before or after judgment) or execution by a court of the United States  or

any  state.  The  Guarantor  irrevocably  consents  to  the   non-exclusive

jurisdiction of the  courts of the State  of New York or  the United States

District  Court for  the Southern  District of  New York  or courts  of any country or place where the Guarantor has its principal place of business or its  assets may be found, at the election  of the Agents. Any legal process

shall  be  sufficiently  served  on   the  Guarantor  in  connection   with

proceedings in the State of  New York if delivered to the Guarantor at 2700

Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202. The Guarantor agrees that  a final,  non-appealable judgment  in any  such action  or proceeding shall be conclusive  and may be enforced in other  jurisdictions by suit on the judgment or in any other manner provided by law.

     (b)  Nothing in  this Section 6 shall affect the right of the Banks to serve legal  process in  any other  manner permitted by  law or  affect the right of the Banks to bring any action or proceeding  against the Guarantor or its property in the courts of any other jurisdictions.

     (c)  To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction  of any court or from any legal process (whether through  service of notice, attachment prior to judgment, attachment in aid of  execution,  execution  or otherwise)  with  respect  to  itself or  its property, the Guarantor hereby irrevocably waives such immunity in  respect of its obligations under this Guaranty.

     SECTION  7.  Representations and  Warranties.    The Guarantor  hereby

represents and warrants as to the following:

     (a)  It  is a corporation  duly incorporated, validly  existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in the jurisdictions in which the failure to be so qualified



would have a material adverse effect as defined in the Credit Agreement.

     (b)  The  execution, delivery and performance by the Guarantor of this

Guaranty  and any other documents contemplated herein and the completion of all  other  transactions herein  contemplated  are  within the  Guarantor's corporate authority,  are in  furtherance of  its corporate  purposes, have been  duly  authorized  by all  necessary  corporate  action  and will  not contravene any  applicable law  or regulation  nor violate the  Guarantor's

Articles  of  Incorporation or  By-Laws nor  any  agreement binding  on the

Guarantor nor  any applicable law or  regulation or order or  decree of any governmental  authority or agency  of the United  States of America  or the

State of Texas.

     (c)  This   Guaranty   is  supported   by   adequate  and   sufficient

consideration,  has  been validly  signed on  behalf  of the  Guarantor and represents the valid  and binding obligation of  the Guarantor, enforceable in  accordance with  its  terms and  will  not  result in  the  Guarantor's

liabilities  exceeding  the  fair   market  value  of  its  assets.     The

enforceability of  this  Guaranty, however,  is subject  to all  applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to general equity principles.

     (d)  The legality, validity, enforceability  or admissibility of  this

Guaranty are not  subject or  conditional upon this  Guaranty being  filed,

recorded or enrolled with  any governmental authority or agency  or stamped with  any stamp, duty  or similar transaction  tax of the  United States of

America or the State of Texas.

     (e)  The execution, delivery  and performance by the Guarantor of this

Guaranty and of each instrument given to secure this Guaranty do not to the best  of its  knowledge after  due inquiry  (1)  violate any  law, statute,

ordinance,  decree,  order,  judgment  issued  by  any  non-United   States



government,  the government of  the United States, any  state of the United

States  and any political subsidiaries thereof, and any agency, department,

commission,  board or court having  jurisdiction over the  Borrowers or the

Guarantor  or  its respective  assets or  property;  (2) conflict  with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or  instrument to which the Guarantor is now a party or by which the Guarantor or its property may be bound;  (3) result in the  creation of any lien, charge or encumbrance upon any of Guarantor's property or assets (other than as  provided in the New Loan Documents); (4)

violate the Guarantor's Articles  of Incorporation; or (5) require  (x) any consent of any other person (including, without limitation, shareholders of

any  affiliate  of   Guarantor)  or  (y)  any   consent,  license,  permit,

authorization  or other approval of, any giving of notice to, any exemption by,  any registration, declaration or filing (other than the routine filing of security documents)  with, or any taking of any  other action in respect of, any court  arbitrator, administrative agency  or any non-United  States government, the  government of the United  States, any state of  the United

States and  any political subdivisions thereof, and any agency, department,

commission,  board or court having  jurisdiction over the  Guarantor or its assets or property.

     (f)  The execution and  delivery of  this Guaranty to  the Banks  will benefit directly or indirectly the Guarantor.

     (g)  No representation or  warranty contained in this  Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished by or on behalf of Guarantor to the Agents or the Banks contains any untrue statement of material fact.

     (h)  There  are  no  pending,  or  to  the  best  of  the  Guarantor's knowledge, any  threatened actions or proceedings  affecting the Guarantor,



any of the Guarantor's affiliates or any of the Guarantor's property before any  court, governmental  agency or  arbitrator in  any country,  which may materially adversely  affect the financial  condition or operations  of the

Guarantor.

     (i)  Dual Holding is the sole shareholder of the Guarantor.

     SECTION 8. Covenants. The Guarantor covenants and agrees that, so long as any part  of the Obligations  shall remain unpaid,  it will, unless  the

Banks shall otherwise  consent in  writing, comply with  the covenants  set forth in the Credit Agreement to the extent applicable to the Guarantor.

     SECTION 9. The Credit Agreement and the Facility C Note. The Guarantor

hereby acknowledges receipt of the Credit Agreement and the Facility C Note in  execution form and  hereby consents and agrees  to the Credit Agreement and the Facility C Note and to all the terms and provisions thereof.

     SECTION 10. Amendments, Etc.  No amendment or waiver of  any provision of this  Guaranty nor consent  to any departure by  the Guarantor therefrom shall in  any event be  effective unless the  same shall be in  writing and signed  by the Banks,  and then such  waiver or consent  shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 11. Notices. (a) All notices,  requests, consents, demands and other communications provided for or permitted hereunder shall be effective three (3) days  after being duly deposited in  the mails, certified, return receipt  requested,  or upon  receipt if  delivered  by Federal  Express or similar  courier  company  or  transmitted by  telefax,  addressed  to  the respective party at the address set forth below.

   Banks:      Christiania Bank og Kreditkasse,
                 New York Branch
               11 West 42nd Street, 7th Floor
               New York, New York 10036
               Telefax No. (212) 827-4888
               Attention: Head of Shipping




               Den norske Bank ASA, New York Branch
               200 Park Avenue
               New York, New York 10166
               Telefax No. (212) 681-3900
               Attention: Shipping Group Head

               Banque Indosuez
               47, Rue de Monceau
               F 7500 Paris
               France
               Telefax No. 011 331 4420 1934
               Attention:  Francine Struxiano-Auffray
                           with copies to:

               Banque Indosuez
               Representative Office
               Ruselokkveien 6
               Oslo 0120
               Norway
               Telefax No. 011 472 283 3055
               Attention: Bjorn Hurdevadt-Gulbrandsen

               MeesPierson N.V.
               Camomile Court
               23 Camomile Street
               London EC3A 7PP
               England
               Telefax No. 011 44 171 444 8810
               Attention: Shipping Department


Guarantor:     ENSCO Offshore Company II
               2700 Fountain Place
               1445 Ross Avenue
               Dallas, Texas 75202
               Telefax No. (214) 855-0300
               Attention: Chief Financial Officer


     (b)  Any  of the parties hereto  may change its  respective address by notice in writing given to the other parties to this Agreement.

     SECTION 12.  No Waiver; Remedies. No failure on the part of the Agents or the Banks  to exercise, and no delay in  exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any  right hereunder preclude  any other or further  exercise thereof or the  exercise  of  any  other  right.  The  remedies  herein  provided  are cumulative and not exclusive of any remedies provided by law.



     SECTION  13.  Continuing  Guaranty.  This  Guaranty  is  a  continuing guaranty  and shall (i)  remain in full  force and effect  until payment in full of the Obligations and payment in full of all  other amounts due under this  Guaranty, (ii)  be  binding upon  the  Guarantor, its  successors  or assigns,  as the  case may be,  and (iii)  inure to  the benefit of  and be enforceable by the  Agents and  the Banks and  their successors,  permitted transferees and permitted  assigns, provided, however,  that the  Guarantor may not transfer the Guaranty or any part thereof without the prior written consent of the Banks.

     SECTION  14. Survival. The  representations, covenants  and agreements herein  set forth shall continue and survive  until the termination of this

Guaranty at which time it shall be returned to the Guarantor.

     SECTION 15. Defined Terms.  All terms used in this  Guaranty which are not defined  herein shall have  the meanings  given to them  in the  Credit

Agreement.

     SECTION 16. GOVERNING  LAW. THIS  GUARANTY AND ALL  ISSUES ARISING  IN

CONNECTION WITH  THIS GUARANTY  AND  THE TRANSACTIONS  CONTEMPLATED  HEREBY

SHALL BE  GOVERNED BY, AND  CONSTRUED IN ACCORDANCE  WITH, THE LAWS  OF THE

STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

     SECTION 17. WAIVER OF  JURY TRIAL. THE GUARANTOR AND THE  BANKS HEREBY

WAIVE THE RIGHT TO TRIAL  BY JURY IN ANY JUDICIAL PROCEEDING  TO WHICH THEY

ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING

IN TORT,  CONTRACT OR OTHERWISE)  IN ANY  WAY ARISING OUT,  RELATED TO,  OR

CONNECTED WITH THIS GUARANTY, ANY OF THE LOAN DOCUMENTS OR THE RELATIONSHIP

ESTABLISHED HEREUNDER.

     SECTION  18. CONFLICTS.  IN  THE  EVENT  OF  A  CONFLICT  BETWEEN  THE

PROVISIONS  OF  THIS  GUARANTY  AND  THOSE  OF  ANY  OTHER  LOAN  DOCUMENT,

INCLUDING, WITHOUT LIMITATION, THE CREDIT AGREEMENT,  THE PROVISIONS OF THE




CREDIT AGREEMENT SHALL CONTROL.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this

Guaranty, as of the date first above written.

                                   ENSCO OFFSHORE COMPANY II


                                   By:    /s/   ROBERT O. ISAAC
                                        -------------------------------
                                        Name:   Robert O. Isaac
                                        Title:  Assistant Secretary



ACCEPTED this ___   day of June, 1996.

CHRISTIANIA BANK OG KREDITKASSE, New York Branch


By:  ____________________________________
     Name:    ___________________________
     Title:   ___________________________


By:  ____________________________________
     Name:    ___________________________
     Title:   ___________________________



DEN NORSKE BANK ASA, New York Branch


By:  ____________________________________
     Name:    ___________________________
     Title:   ___________________________


By:  ____________________________________
     Name:    ___________________________
     Title:   ___________________________











BANQUE INDOSUEZ


By:        /s/   DAVID JUNGMAN
     ------------------------------------
     Name:       David Jungman
     Title:      Attorney-in-Fact


MEESPIERSON N.V.


By:        /s/   DAVID JUNGMAN
     ------------------------------------
     Name:       David Jungman
     Title:      Attorney-in-Fact


































